          Batterymarch
         -------------------------------------------------------------
          U.S. Small Capitalization Equity Portfolio




                                        ANNUAL REPORT TO SHAREHOLDERS
                                        March 31, 2002
                                        Institutional Class



                                      LEGG
                                     MASON

Portfolio Managers' Comments
Batterymarch U.S. Small Capitalization Equity Portfolio


Performance

   For the one-year period ended March 31, 2002, the Fund's return was 18.26%, on a net asset value basis, compared with 13.98% for the benchmark, the Russell 2000 Index. Small capitalization stocks significantly outperformed large capitalization stocks. The return for the S&P 500 was 0.21%.

   The Fund had positive stock selection relative to the Russell 2000 benchmark for the period, most notably in the Health Care and Services & Distribution sectors of the market. The Fund, attractively positioned as measured by characteristics such as forward PE, return on equity and price-to-cash flow, benefited from its focus on strong fundamentals.

   Since the Fund's inception on March 13, 2000, through March 31, 2002, the return was 1.62%, on a net asset value basis annualized, compared with the Russell 2000 Index return of -5.93%.


Market Environment

   In light of the events of September 11, 2001, financial markets experienced one of the most challenging environments in recent memory--prior to the terrorist attacks and thereafter.

   Equity markets had responded favorably to the Federal Reserve's aggressive easing during the second quarter 2001, most notably following the unanticipated rate cut in April. The Russell 2000 Index rose 14.3% in the second quarter, although with sharp sector rotations and high volatility. In September 2001, the attacks on the US spurred a flight to quality as investors perceived increased risks of a global economic downturn. Equity markets declined dramatically in the third quarter, led by the more speculative sectors. The Russell 2000 Index fell 20.8%. Markets rebounded in the fourth quarter 2001; the best performing for the index were some of the more speculative stocks, many of which lacked liquidity and earnings. In first quarter 2002, the post-Enron market environment again rewarded stocks with good value and solid fundamentals.

   While the period under review was notable for its sector rotations and reversals between value and growth, value significantly outperformed growth for the one-year period. The Russell 2000 Value Index rose 23.7% for the twelve months compared with 5.0% for the Russell 2000 Growth Index.

   Within the Russell 2000 Index, the best performing of our 20 sectors for the period was Retailers, up 44%, followed by Consumer Staples and Consumer Cyclicals, both up over 30%. Telecommunications was the worst performing for the index, down more than 45%. Energy and Energy Services also had negative returns within the index.


Investment Process

   The Batterymarch disciplined investment process incorporates rigorous stock selection and effective risk control. Designed to perform consistently over the long term, our proprietary process has added value in both up and down markets.

   We look at stocks from a fundamental perspective, but with the speed and efficiency of quantitative investors. Our quantitative approach lets us evaluate 3,000 liquid stocks daily, ranking stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. A range of factors within each dimension includes both growth and value.

Batterymarch U.S. Small Capitalization Equity Portfolio


   Our research shows that ranking stocks across multiple peer groups is useful in determining attractiveness. Therefore, our process ranks securities within traditional sectors and from other perspectives, resulting in more accurate stock rankings. We buy only those stocks ranked "buy" and sell only those ranked "sell." Portfolio managers review all trades before execution; if a significant event is not yet reflected in our stock-ranking data, they have the discretion to modify a decision.

   We rank the relative attractiveness of 20 sectors and overweight the four top-ranked sectors, underweight the bottom four and neutral weight the others. We optimize daily, using a multifactor risk model. Sector and market cap exposures are strictly controlled.

   Our proprietary trading strategy is designed to minimize transaction costs--opportunity costs, market impact and commissions. We perform a daily analysis of completed transactions to monitor trade efficiency and ensure that costs remain low.


Looking ahead

   Low interest rates and a rebound in consumer confidence have fueled home sales and the purchase of big-ticket items, but recent reports suggest that this trend may be waning, while capital investment remains anemic.

   On the positive side, the strong housing market, combined with fiscal and monetary stimuli such as tax cuts, have had a meaningful psychological effect. The bulls think these positives will stimulate the economic recovery already thought to be underway.

   If the bulls are right, small capitalization stocks could continue to lead. Their valuations are attractive, and they typically outperform larger issues coming out of recession and beyond. Smaller cap stocks can also be expected to benefit from low interest rates and the strong dollar.

   The Fund's valuations remain even more compelling than the Russell 2000 benchmark with a lower forward P/E ratio of 17.2x compared with 25.1x for the index as of March 31, 2002. The Fund was fully invested and well diversified across both market cap bands and industry sectors.


                                        Batterymarch Financial Management, Inc.
                                        April 18, 2002

Performance Information
Batterymarch U.S. Small Capitalization Equity Portfolio

The returns shown below are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The following graph compares the Portfolio's total returns against those of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1 million investment for the periods indicated after deducting all Portfolio investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Portfolio's results and the index's results assume reinvestment of all dividends and distributions.


                                    [GRAPH]


                         Batterymarch U.S. Small Cap
                         Equity Portfolio Institutional
                         Class (net of expenses)           Russell 2000 Index/1/

     Mar 13, 2000                   1,000,000                  1,000,000
     Mar 31, 2000                     968,000                    914,200
     Jun 30, 2000                     990,000                    879,600
     Sept 30, 2000                    978,000                    889,300
     Dec 31, 2000                   1,007,164                    827,900
     Mar 31, 2001                     873,877                    774,000
     Jun 30, 2001                     956,179                    885,358
     Sept 30, 2001                    850,829                    700,672
     Dec 31, 2001                     949,926                    848,444
     Mar 31, 2002                   1,033,446                    882,212


               /1/The Russell 2000 Index is an unmanaged index of 2000 small cap stocks and is considered to be a broad indicator of small cap market performance.
               The graph and table do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of portfolio shares.

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
Common Stock and Equity Interests--99.3%
Auto & Transportation--6.6%
   Air Transport--0.6%
   Offshore Logistics, Inc.                               44        $     950/A/
                                                                    ---------

   Auto Parts & Equipment--1.1%
   Apogee Enterprises, Inc.                               53              643
   TBC Corporation                                        81            1,180/A/
                                                                    ---------
                                                                        1,823
                                                                    ---------

   Auto Parts: Original Equipment--2.0%
   American Axle & Manufacturing Holdings, Inc.           57            1,650/A/
   ArvinMeritor, Inc.                                     16              457
   BorgWarner, Inc.                                       17            1,088
                                                                    ---------
                                                                        3,195
                                                                    ---------
   Recreational Vehicles & Boats--0.4%
   Polaris Industries Inc.                                10              631
                                                                    ---------

   Shipping--0.6%
   Kirby Corporation                                      30              888/A/
                                                                    ---------

   Trucking--1.9%
   Arkansas Best Corporation                              26              728/A/
   Roadway Corporation                                    41            1,510
   Yellow Corporation                                     29              776/A/
                                                                    ---------
                                                                        3,014
                                                                    ---------

Consumer Discretionary--21.2%
   Advertising Agencies--0.8%
   R.H. Donnelley Corporation                             40            1,223/A/
                                                                    ---------

   Casinos & Gambling--3.4%
   Alliance Gaming Corporation                            35            1,065/A/
   Argosy Gaming Company                                  29            1,075/A/
   Aztar Corporation                                      53            1,157/A/
   GTECH Holdings Corporation                             30            1,472/A/
   Penn National Gaming, Inc.                             15              515/A/
                                                                    ---------
                                                                        5,284
                                                                    ---------

   Consumer Products--3.7%
   Alberto-Culver Company                                 39            2,117
   Direct Focus, Inc.                                     67            2,556/A/
   Pennzoil-Quaker State Company                          54            1,151
                                                                    ---------
                                                                        5,824
                                                                    ---------

   Educational Services--0.6%
   ITT Educational Services, Inc.                         22            1,003/A/
                                                                    ---------

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued


                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Entertainment--0.4%
   International Speedway Corporation                     15        $     695
                                                                    ---------

   Household Furnishings & Appliances--0.6%
   American Woodmark Corporation                          14              877
                                                                    ---------

   Printing & Copying Services--0.2%
   Wallace Computer Services, Inc.                        18              372
                                                                    ---------

   Restaurants--2.6%
   AFC Enterprises, Inc.                                  23              756/A/
   Applebee's International, Inc.                         26              942
   Bob Evans Farms, Inc.                                  28              798
   CBRL Group, Inc.                                       20              564
   Lone Star Steakhouse & Saloon, Inc.                    19              399
   Ryan's Family Steak Houses, Inc.                       23              545/A/
                                                                    ---------
                                                                        4,004
                                                                    ---------

   Retail--6.2%
   Blockbuster Inc.                                       82            1,922
   Group 1 Automotive, Inc.                               30            1,183/A/
   Hancock Fabrics, Inc.                                  40              724
   Lands' End, Inc.                                       20              879/A/
   Movie Gallery, Inc.                                    41              697/A/
   Regis Corporation                                      21              601
   Sonic Automotive, Inc.                                 22              669/A/
   The Pep Boys - Manny, Moe & Jack                       53              887
   The Wet Seal, Inc.                                     64            2,242/A/
                                                                    ---------
                                                                        9,804
                                                                    ---------

   Services (Commercial & Consumer)--1.8%
   Global Imaging Systems, Inc.                           40              736/A/
   IKON Office Solutions, Inc.                           105            1,227
   West Corporation                                       26              835/A/
                                                                    ---------
                                                                        2,798
                                                                    ---------

   Shoes--0.2%
   K-Swiss Inc.                                            8              353
                                                                    ---------

   Toys--0.7%
   JAKKS Pacific, Inc.                                    51            1,153/A/
                                                                    ---------

Consumer Staples--2.0%
   Drug & Grocery Store Chains--0.5%
   The Great Atlantic & Pacific Tea Company, Inc.         28              781/A/
                                                                    ---------

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued



                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Food Merchandising--0.2%
   Aramark Corporation                                    13        $     330/A/
                                                                    ---------

   Food--1.3%
   Dole Food Company, Inc.                                44            1,364
   Interstate Bakeries Corporation                        27              646
                                                                    ---------
                                                                        2,010
                                                                    ---------

Financials--20.5%
   Banks--3.5%
   Doral Financial Corp.                                  26              886
   First BanCorp.                                         30              879
   Hudson United Bancorp                                  33            1,046
   R&G Financial Corporation                              75            1,487
   United Bankshares, Inc.                                38            1,119
                                                                    ---------
                                                                        5,417
                                                                    ---------

   Financial Data: Products & Services--1.7%
   Global Payments Inc.                                   17              612
   John H. Harland Company                                50            1,456
   NDCHealth Corporation                                  17              626
                                                                    ---------
                                                                        2,694
                                                                    ---------

   Financial (Diversified)--1.4%
   Apex Mortgage Capital, Inc.                            64              743
   IndyMac Bancorp, Inc.                                  56            1,386/A/
                                                                    ---------
                                                                        2,129
                                                                    ---------

   Insurance--0.6%
   IPC Holdings, Ltd.                                     16              531
   Triad Guaranty Inc.                                    12              517/A/
                                                                    ---------
                                                                        1,048
                                                                    ---------

   Insurance (Multi-Line)--0.7%
   StanCorp Financial Group, Inc.                          5              264
   UICI                                                   46              870/A/
                                                                    ---------
                                                                        1,134
                                                                    ---------

   Real Estate Investment Trusts--4.0%
   Bedford Property Investors, Inc.                       45            1,139
   CBL & Associates Properties, Inc.                      11              392
   Crown American Realty Trust                            44              427
   IRT Property Company                                   35              398
   JP Realty, Inc.                                        35              934
   Realty Income Corporation                              28              930
   The Macerich Company                                   15              452
   Thornburg Mortgage Asset Corporation                   83            1,659
                                                                    ---------
                                                                        6,331
                                                                    ---------

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued


                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Savings & Loan Companies--8.0%
   Astoria Financial Corporation                          24        $     689
   Bankunited Financial Corporation                       46              683/A/
   Commercial Federal Corporation                         69            1,854
   Dime Community Bancshares                              30              930
   Flagstar Bancorp, Inc.                                 23              533
   New York Community Bancorp, Inc.                       22              608
   Roslyn Bancorp, Inc.                                  105            2,163
   Staten Island Bancorp, Inc.                            65            1,279
   Washington Federal, Inc.                               95            2,264
   Webster Financial Corporation                          44            1,632
                                                                    ---------
                                                                       12,635
                                                                    ---------

   Securities Brokerage & Services--0.6%
   The John Nuveen Company                                17              927
                                                                    ---------

Health Care--13.1%
   Biotechnology Research & Production--2.6%
   Charles River Laboratories International, Inc.         32              992/A/
   IDEXX Laboratories, Inc.                               56            1,511/A/
   Immunomedics, Inc.                                     46              866/A/
   Serologicals Corporation                               47              743/A/
                                                                    ---------
                                                                        4,112
                                                                    ---------

   Drugs & Pharmaceuticals--2.1%
   Perrigo Company                                        74              889/A/
   SangStat Medical Corporation                           39            1,056/A/
   SICOR, Inc.                                            82            1,407/A/
                                                                    ---------
                                                                        3,352
                                                                    ---------

   Health Care Facilities--0.6%
   Davita Inc.                                            39              979/A/
                                                                    ---------

   Health Care (Managed Care)--2.1%
   Coventry Health Care, Inc.                             52            1,339/A/
   Mid Atlantic Medical Services, Inc.                    68            1,947/A/
                                                                    ---------
                                                                        3,286
                                                                    ---------

   Health Care Distributors & Services--0.9%
   Omnicare, Inc.                                         31              790
   Owens & Minor, Inc.                                    27              525
                                                                    ---------
                                                                        1,315
                                                                    ---------

   Medical & Dental Instruments & Supplies--4.8%
   CONMED Corporation                                     39              979/A/
   Diagnostic Products Corporation                        23            1,002
   Edwards Lifesciences Corporation                       36              992/A/
   Henry Schein, Inc.                                     15              643/A/
   Mentor Corporation                                     30            1,068

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued


                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Medical & Dental Instruments & Supplies--Continued
   Respironics, Inc.                                      30        $     969/A/
   STERIS Corporation                                     46              953/A/
   The Cooper Companies, Inc.                              9              422
   Theragenics Corporation                                57              567/A/
                                                                    ---------
                                                                        7,595
                                                                    ---------

Materials & Processing--10.0%
   Building Materials--0.2%
   Nortek, Inc.                                           11              382/A/
                                                                    ---------

   Building: Miscellaneous--0.6%
   Griffon Corporation                                    59              990/A/
                                                                    ---------

   Chemicals (Specialty)--0.5%
   The Lubrizol Corporation                               22              748
                                                                    ---------

   Containers & Packaging: Metal&Glass--0.4%
   Silgan Holdings Inc.                                   19              638/A/
                                                                    ---------

   Containers & Packaging: Paper&Plastic--0.8%
   Ivex Packaging Corporation                             52            1,194/A/
                                                                    ---------

   Engineering & Construction--1.4%
   EMCOR Group, Inc.                                      38            2,198/A/
                                                                    ---------

   Engineering & Contracting Services--1.4%
   McDermott International, Inc.                          71            1,109/A/
   URS Corporation                                        32            1,024/A/
                                                                    ---------
                                                                        2,133
                                                                    ---------

   Manufacturing (Diversified)--0.5%
   Actuant Corporation                                    17              733/A/
                                                                    ---------

   Manufacturing (Specialized)--0.5%
   Albany International Corp.                             29              867
                                                                    ---------

   Metal Fabricating--0.8%
   Precision Castparts Corp.                              34            1,204
                                                                    ---------

   Metals & Minerals--0.5%
   Minerals Technologies Inc.                             15              771
                                                                    ---------

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued


                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Paints & Coatings--1.0%
   H.B. Fuller Company                                    17        $     506
   RPM, Inc.                                              70            1,084
                                                                    ---------
                                                                        1,590
                                                                    ---------

   Real Estate--0.4%
   Forest City Enterprises, Inc.                          18              688
                                                                    ---------

   Steel Products--1.0%
   Quanex Corporation                                     18              621
   Worthington Industries, Inc.                           65              992
                                                                    ---------
                                                                        1,613
                                                                    ---------

Other Energy--3.4%
   Energy Miscellaneous--0.9%
   TETRA Technologies, Inc.                               47            1,366/A/
                                                                    ---------

   Machinery: Oil Well Equipment--0.4%
   SEACOR SMIT Inc.                                       13              632/A/
                                                                    ---------

   Oil: Crude Producers--2.1%
   Frontier Oil Corporation                               20              419
   Newfield Exploration Company                           17              625/A/
   The Houston Exploration Company                        27              821/A/
   XTO Energy, Inc.                                       73            1,472
                                                                    ---------
                                                                        3,337
                                                                    ---------

Producer Durables--7.7%
   Electronics (Instrumentation)--0.5%
   Itron, Inc.                                            24              726/A/
                                                                    ---------

   Homebuilding--3.1%
   KB HOME                                                27            1,185
   M.D.C. Holdings, Inc.                                  14              592
   NVR, Inc.                                               5            1,640/A/
   The Ryland Group, Inc.                                 16            1,425
                                                                    ---------
                                                                        4,842
                                                                    ---------

   Machine Tools--0.8%
   Lincoln Electric Holdings, Inc.                        45            1,286
                                                                    ---------

   Machinery: Industrial/Specialty--0.9%
   Woodward Governor Company                              21            1,417
                                                                    ---------

   Production Technology Equipment--1.1%
   FEI Company                                            50            1,784/A/
                                                                    ---------

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Continued


                                                       Shares/         Market
                                                         Par            Value
--------------------------------------------------------------------------------
   Telecommunciations Equipment--1.3%
   Andrew Corporation                                     42        $     698/A/
   General Cable Corporation                              94            1,348
                                                                    ---------
                                                                        2,046
                                                                    ---------

Technology--11.9%
   Communications Technology--0.9%
   Avocent Corporation                                    16              418/A/
   Inter-Tel, Incorporated                                54              999
                                                                    ---------
                                                                        1,417
                                                                    ---------

   Computers (Software/Services)--5.8%
   Autodesk, Inc.                                         17              789
   Borland Software Corporation                           37              487/A/
   Hyperion Solutions Corporation                         17              470/A/
   Mentor Graphics Corporation                            60            1,273/A/
   MSC.Software Corporation                               29              676/A/
   PEC Solutions, Inc.                                    15              366/A/
   Progress Software Corporation                          34              611/A/
   Register.com, Inc.                                     61              550/A/
   Roxio, Inc.                                            65            1,466/A/
   Sybase, Inc.                                           59            1,032/A/
   The Reynolds and Reynolds Company                      36            1,065
   Transaction Systems Architects, Inc.                   37              421/A/
                                                                    ---------
                                                                        9,206
                                                                    ---------

   Computer Technology--1.6%
   Adaptec, Inc.                                          27              359/A/
   Hutchinson Technology, Inc.                            50            1,081/A/
   Storage Technology Corporation                         49            1,042/A/
                                                                    ---------
                                                                        2,482
                                                                    ---------

   Electronics (Semiconductors)--2.6%
   ESS Technology, Inc.                                   57            1,174/A/
   Integrated Circuit Systems, Inc.                       51            1,047/A/
   Microsemi Corporation                                  79            1,283/A/
   Planar Systems, Inc.                                   24              627/A/
                                                                    ---------
                                                                        4,131
                                                                    ---------

   Electronics: Technology--1.0%
   Checkpoint Systems, Inc.                               56              893/A/
   Paxar Corporation                                      37              617/A/
                                                                    ---------
                                                                        1,510
                                                                    ---------

\

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio--Concluded


                                                            Shares/    Market
                                                              Par       Value
--------------------------------------------------------------------------------
Utilities--2.9%
   Cable TV & Radio--0.3%
   Cablevision Systems Corporation--Rainbow Media Group         22  $     543/A/
                                                                    ---------

   Electrical--1.9%
   Hawaiian Electric Industries, Inc.                            7        304
   PNM Resources Inc.                                           73      2,226
   Sierra Pacific Resources                                     26        395
                                                                    ---------
                                                                        2,925
                                                                    ---------

   Gas Distributors--0.7%
   UGI Corporation                                              36      1,119
                                                                    ---------

   Total Common Stock and Equity Interests
     (Identified Cost--$138,040)                                      156,484
--------------------------------------------------------------------------------
Repurchase Agreements--2.0%
   J.P. Morgan Chase & Co.
      1.88%, dated 3/28/02, to be repurchased at $1,570
      on 4/1/02 (Collateral: $1,565 Federal Home Loan
      Bank Notes, 6.75%, due 8/15/02, value $1,605)       $  1,570      1,570
   Morgan Stanley Dean Witter & Co., Inc.
      1.88%, dated 3/28/02, to be repurchased at $1,570
      on 4/1/02 (Collateral: $1,566 Fannie Mae mortgage-
      backed securities, 7.0%, due 10/1/25, value $1,603)    1,569      1,569
                                                                    ---------

   Total Repurchase Agreements (Identified Cost--$3,139)                3,139
--------------------------------------------------------------------------------
   Total Investments--101.3%
       (Identified Cost--$141,179)                                  $ 159,623
   Other Assets Less Liabilities--(1.3)%                               (2,063)
                                                                    ---------

   Net assets consist of:
   Accumulated paid-in capital applicable to:
      15,345 Institutional shares outstanding             $146,222
   Undistributed net investment income                          44
   Accumulated net realized gain/(loss) on investments      (7,150)
   Unrealized appreciation/(depreciation) of investments    18,444
                                                          --------
   Net assets--100.0%                                               $ 157,560
                                                                    =========

   Net asset value per share:
      Institutional Class                                           $   10.27
                                                                    =========

--------------------------------------------------------------------------------
   /A/ Non-income producing

Statement of Operations
For the Year Ended March 31, 2002
(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio


--------------------------------------------------------------------------------
Investment Income:
      Dividends/A/                                                    $ 1,453
      Interest                                                             80
                                                                      -------
         Total income                                                   1,533
                                                                      -------

Expenses:
      Management fee                                                      917
      Audit and legal fees                                                 48
      Custodian fees                                                       96
      Directors' fees                                                       8
      Registration fees                                                    15
      Reports to shareholders                                              10
      Transfer agent and shareholder servicing expense                     13
      Other expenses                                                       12
                                                                      -------
         Total expenses                                                 1,119
                                                                      -------

Net Investment Income                                                     414
                                                                      -------

Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on investments                               1,681
      Net change in unrealized appreciation/(depreciation)
       of investments                                                  19,502
                                                                      -------

Net Realized and Unrealized Gain/(Loss) on Investments                 21,183
                                                                      -------

Change in Net Assets Resulting From Operations                        $21,597
                                                                      =======


-----------------------------------------------------------------------------
/A/ Net of foreign taxes of $3.

See Notes to Financial Statements

Statement of Changes in Net Assets
(Amounts in Thousands)


Batterymarch U.S. Small Capitalization Equity Portfolio

                                                              For the Years Ended March 31,
                                                            --------------------------------
                                                                  2002              2001
--------------------------------------------------------------------------------------------
Change in Net Assets:
   Net investment income                                       $     414         $     244
   Net realized gain/(loss) on investments                         1,681            (8,830)
   Net change in unrealized appreciation/(depreciation)
      of investments                                              19,502              (941)
                                                               ---------         ---------
   Change in net assets resulting from operations                 21,597            (9,527)
   Distributions to shareholders from net investment income         (493)             (124)
   Change in net assets from fund share transactions              44,320            95,030
                                                               ---------         ---------
   Change in net assets                                           65,424            85,379

Net Assets:
   Beginning of year                                              92,136             6,757
                                                               ---------         ---------
   End of year (including undistributed net investment
      income of $44 and $123, respectively)                    $ 157,560         $  92,136
                                                               =========         =========


--------------------------------------------------------------------------------------------

See Notes to Financial Statements

Financial Highlights


Batterymarch U.S. Small Capitalization Equity Portfolio

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                 For the           For the          For the Period
                                                                Year Ended        Year Ended      March 13, 2000/A/ to
                                                              March 31, 2002    March 31, 2001      March 31, 2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value, beginning of year                            $   8.72          $   9.68            $  10.00
                                                                 --------          --------            --------
   Net investment income                                             0.03              0.03/B/             N.M./B/
   Net realized and unrealized gain/(loss) on investments            1.56             (0.97)              (0.32)
                                                                 --------          --------            --------
   Total from investment operations                                  1.59             (0.94)              (0.32)
                                                                 --------          --------            --------

Distributions to Shareholders from:
   Net investment income                                            (0.04)            (0.02)                 --
                                                                 --------          --------            --------

   Net asset value, end of year                                  $  10.27          $   8.72            $   9.68
                                                                 ========          ========            ========
   Total return                                                     18.26%            (9.72)%             (3.20)%/C/

Ratios/Supplemental Data:
   Ratios to average net assets
     Expenses                                                        0.94%             0.95%/B/            0.95%/B/,/D/
     Net investment income                                           0.35%             0.59%/B/            3.42%/B/,/D/
   Portfolio turnover rate                                         158.03%           146.50%               N.M.
   Net assets, end of year (in thousands)                        $157,560          $ 92,136            $  6,757



--------------------------------------------------------------------------------
/A/ Commencement of operations.
/B/ Net of fees waived and expenses reimbursed by the manager pursuant to a contractual expense limitation of 0.95% until August 1, 2002. If no fees had been waived or expenses reimbursed by the manager, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2001, would have been 1.14% and for the period ended March 31, 2000, would have been 5.70%. /C/ Not annualized.
/D/ Annualized.
N.M.--Not meaningful.


See Notes to Financial Statements

Notes to Financial Statements
Batterymarch U.S. Small Capitalization Equity Portfolio
(Amounts in Thousands)


1. Organization and Significant Accounting Policies:

   The Legg Mason Charles Street Trust, Inc. ("Corporation"), formerly LMInstitutional Fund AdvisorsII, Inc., consisting of the Batterymarch U.S. Small Capitalization Equity Portfolio ("Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

   The fund consists of two classes of shares: Institutional Class and Financial Intermediary Class. The Financial Intermediary Class is not currently active.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statments:

   Security Valuation

   Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

   Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

   At March 31, 2002, receivables for securities sold and payables for securities purchased were as follows:

           Receivable for              Payable for
           Securities Sold        Securities Purchased
           ---------------        --------------------
               $6,295                    $8,324

   For the year ended March 31, 2002, investment transactions (excluding short-term investments) were as follows:

              Purchases            Proceeds from Sales
              ---------            -------------------
              $231,564                   $186,604

   Foreign Currency Translation

   Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

   Repurchase Agreements

   The Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a portfolio has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

   Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are determined at the class level and if available, paid annually. Net capital gain distributions, which are calculated at the Portfolio level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary.

   As required, effective April 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. Prior to April 1, 2001, the Portfolio did not amortize market discounts on debt securities. There was no impact on the Portfolio as a result of adopting this accounting principle.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Portfolio intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

   Distributions during the years ended March 31, 2002 and 2001, were characterized as follows for tax purposes:

                             For the Years Ended
                                  March 31,
                           ----------------------
                             2002         2001
   ----------------------------------------------
   Ordinary income           $493         $124
                             ----         ----
   Total distributions       $493         $124
                             ====         ====

   The tax basis components of net assets at March 31, 2002, were as follows:

   Unrealized appreciation                              $ 20,631
   Unrealized depreciation                                (2,682)
                                                        --------
   Net unrealized appreciation/(depreciation)             17,949
   Capital loss carryforwards                             (6,655)
   Undistributed ordinary income                              44
   Paid-in capital                                       146,222
                                                        --------
   Net assets                                           $157,560
                                                        ========

Batterymarch U.S. Small Capitalization Equity Portfolio

   Pursuant to federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and March 31 of each year ("Post-October Loss") as occurring on the first day of the following tax year. The Portfolio intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at March 31, 2002, were $6,655, of which $2 expires in 2008, $2,231 expires in 2009, and $4,422 expires in 2010.

   At March 31, 2002, the cost of investments for federal income tax purposes was $141,674.

3. Transactions With Affiliates:

   The Portfolio has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"). Pursuant to the agreement, the Manager provides the Portfolio with management and administrative services for which the Portfolio pays a fee, computed daily and payable monthly, at an annual rate of the Portfolio's average daily net assets as shown in the chart that follows. Prior to December 31, 2001, LMInstitutional Advisors, Inc. served as Manager to the Portfolio under a compensation agreement substantially similar to that of the current Manager.

   To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, the Manager will pay the Portfolio's investment adviser the entire management fee it receives from the Portfolio.

   Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to the Portfolio. The investment adviser is responsible for the actual investment activity of the Portfolio.

   The Manager has contractually agreed, until August 1, 2002, to waive its fees and reimburse expenses in any month to the extent the Portfolio's expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month an annual rate of the Portfolio's average daily net assets as shown in the following chart:

                                                               At
                                                         March 31, 2002
                                                        ----------------
             Management              Expense               Management
                 Fee               Limitation              Fee Payable
             -----------           ----------           ----------------
                0.70%                 0.95%                    $94

   Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to the Manager to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Portfolio's expenses to exceed the limit, if any, imposed by the Manager at that time. During the year ended March 31, 2002, the Manager received $82 of previously waived management fees. At March 31, 2002, all previously waived expenses have been reimbursed.

   Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolio.

   No brokerage commissions were paid by the Portfolio to LMWW or its affiliates during the period ended March 31, 2002.

   Batterymarch, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit

   The Portfolio, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2002, the Portfolio made no borrowings under the Credit Agreement.

5. Fund Share Transactions

   At March 31, 2002, there were 500 million shares authorized at $0.001 par value each of the Institutional and Financial Intermediary Classes of the Portfolio. Share transactions were as follows:

                                                    Reinvestment
                                  Sold            of Distributions          Repurchased           Net Change
                         ---------------------  --------------------   --------------------   -------------------
                           Shares      Amount     Shares     Amount      Shares     Amount      Shares    Amount
                         ----------   --------  ----------  --------   ----------  --------   ---------- --------
   Institutional Class
   Year Ended
     March 31, 2002         5,213      $48,495      45        $414        (475)    $(4,589)      4,783    $44,320
     March 31, 2001         9,989      $96,238      10        $ 94        (135)    $(1,302)      9,864    $95,030

Report of Independent Auditors




To the Shareholders and Board of Directors
Legg Mason Charles Street Trust, Inc.--Batterymarch U.S. Small Capitalization Equity Portfolio

We have audited the accompanying statement of net assets of Batterymarch U.S. Small Capitalization Equity Portfolio (the "Portfolio") as of March 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period March 13, 2000 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch U.S. Small Capitalization Equity Portfolio at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period March 13, 2000 (commencement of operations) to March 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 29, 2002

Directors and Officers


The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Baltimore, Maryland 21202.

                                     Term of
                                     Office
                                      and             Number of                                       Principal
                        Position(s)  Length           Legg Mason                Other                Occupation(s)
                        Held With    of Time            Funds               Directorships             During the
 Name and Age              Fund      Served/A/         Overseen                 Held                Past Five Years
--------------------------------------------------------------------------------------------------------------------------
 Curley, John F., Jr.   Chairman     Since      Chairman and Director/      None             Director and/or officer of
 Age 62                 and          2001       Trustee of all Legg Mason                    various other Legg Mason
                        Director                funds (consisting of                         affiliates. Retired Vice
                                                23 portfolios).                              Chairman and Director of
                                                                                             Legg Mason, Inc. and Legg
                                                                                             Mason Wood Walker,
                                                                                             Incorporated. Formerly:
                                                                                             Director of Legg Mason
                                                                                             Fund Adviser, Inc. and
                                                                                             Western Asset Management
                                                                                             Company (each a registered
                                                                                             investment adviser).
--------------------------------------------------------------------------------------------------------------------------
 Fetting, Mark R./B/    President    Since      Director of Legg Mason      Director of      Executive Vice President
 Age 47                 and          2001       Value Trust, Inc., Legg     the Royce        of Legg Mason, Inc.
                        Director                Mason Special Investment    Family of        Director and/or officer of
                                                Trust, Inc. and Legg Mason  Funds            various other Legg Mason
                                                Investment Trust, Inc.;     (consisting of   affiliates. Formerly:
                                                President of all Legg       17 portfolios).  Division President and
                                                Mason funds (consisting                      Senior Officer of Prudential
                                                of 23 portfolios).                           Financial Group, Inc. and
                                                                                             related companies; including
                                                                                             fund boards and consulting
                                                                                             services to subsidiary
                                                                                             companies from 1991 to 2000;
                                                                                             Partner, Greenwich
                                                                                             Associates; Vice President,
                                                                                             T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------------------------------------------------
 Gilmore, Richard G.    Director     Since      Director/Trustee of         Director of      Trustee of Pacor Settlement
 Age 74                              2001       all Legg Mason              CSS              Trust, Inc. Formerly:
                                                funds (consisting of        Industries, Inc. Senior Vice President,
                                                23 portfolios).             (diversified     Chief Financial Officer
                                                                            holding          and Director of PECO
                                                                            company          Energy Co., Inc. (now
                                                                            that makes       Exelon Corporation);
                                                                            seasonal         Director of Finance for
                                                                            decorative       the City of Philadelphia;
                                                                            products).       Executive Vice President
                                                                                             and Treasurer, Girard Bank
                                                                                             and Vice President of its
                                                                                             parent holding company, the
                                                                                             Girard Company.
--------------------------------------------------------------------------------------------------------------------------

                                     Term of
                                     Office
                                      and             Number of                                       Principal
                        Position(s)  Length           Legg Mason                Other                Occupation(s)
                        Held With    of Time            Funds               Directorships             During the
 Name and Age              Fund      Served/A/         Overseen                 Held                Past Five Years
--------------------------------------------------------------------------------------------------------------------------
 Lehman, Arnold L.      Director     Since      Director/Trustee of         None             Director of The Brooklyn
 Age 57                              2001       all Legg Mason                               Museum of Art. Formerly:
                                                funds (consisting of                         Director of The Baltimore
                                                23 portfolios).                              Museum of Art.
--------------------------------------------------------------------------------------------------------------------------
 McGovern, Jill E.      Director     Since      Director/Trustee of         None             Chief Executive Officer of
 Age 57                              2001       all Legg Mason                               The Marrow Foundation
                                                funds (consisting of                         since 1993. Formerly:
                                                23 portfolios).                              Executive Director of the
                                                                                             Baltimore International
                                                                                             Festival (1991-1993); Senior
                                                                                             Assistant to the President of
                                                                                             The Johns Hopkins University
                                                                                             (1986-1990).
--------------------------------------------------------------------------------------------------------------------------
 O'Brien, G. Peter      Director     Since      Director/Trustee of         Director of      Trustee of Colgate
 Age 56                              2001       all Legg Mason              the Royce        University. President of
                                                funds except Legg           Family of        Hill House, Inc. (residential
                                                Mason Income                Funds (con-      home care). Formerly:
                                                Trust, Inc. and Legg        sisting of 17    Managing Director,
                                                Mason Tax Exempt            portfolios);     Equity Capital Markets
                                                Trust, Inc. (consisting     Renaissance      Group of Merrill Lynch
                                                of 18 portfolios).          Capital Green-   & Co. (1971-1999).
                                                                            wich Funds;
                                                                            and Pinnacle
                                                                            Holdings, Inc.
                                                                            (wireless com-
                                                                            munications).
--------------------------------------------------------------------------------------------------------------------------
 Rodgers, T.A.          Director     Since      Director/Trustee of         None             Principal, T.A. Rodgers &
 Age 67                              2001       all Legg Mason                               Associates (management
                                                funds (consisting of                         consulting). Formerly:
                                                23 portfolios).                              Director and Vice President
                                                                                             of Corporate Development,
                                                                                             Polk Audio, Inc.
                                                                                             (manufacturer of audio
                                                                                             components).
--------------------------------------------------------------------------------------------------------------------------
 Duffy, Marc R./B/      Vice         Since      Vice President and          None             Associate General
 Age 44                 President    2001       Secretary of all                             Counsel of Legg Mason
                        and                     Legg Mason funds                             Wood Walker,
                        Secretary               (consisting of 23                            Incorporated. Formerly:
                                                portfolios).                                 Senior Associate, Kirkpatrick
                                                                                             & Lockhart LLP (1996-1999);
                                                                                             Senior Counsel, Securities
                                                                                             and Exchange Commission,
                                                                                             Division of Investment
                                                                                             Management (1989-1995).
--------------------------------------------------------------------------------------------------------------------------
 Karpinski, Marie K./B/ Vice         Since      Vice President and          None             Vice President and
 Age 53                 President    2001       Treasurer of all                             Treasurer of Legg Mason Fund
                        and                     Legg Mason funds                             Adviser, Inc. and Western
                        Treasurer               (consisting of 23                            Asset Funds, Inc., Treasurer
                                                portfolios).                                 of Pacific American Income
                                                                                             Shares, Inc. and Western
                                                                                             Asset Premier Bond Fund.
--------------------------------------------------------------------------------------------------------------------------

  /A/Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.
  /B/Officers of the Corporation are interested persons (as defined in the 1940
     Act).

                 Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund on the basis of their employment with the Fund's investment adviser or its affiliated entities (including the Fund's principal underwriter)
                and Legg Mason, Inc., the parent holding company.

                 ADDITIONAL INFORMATION ABOUT THE CORPORATION'S
              DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT
               OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE
                     UPON REQUEST BY CALLING 1-888-425-6432.

                               Investment Adviser
                                   Batterymarch Financial Management, Inc.
                                   Boston, MA

                               Transfer Agent
                                   Boston Financial Data Services
                                   Boston, MA

                               Custodian
                                   State Street Bank & Trust Company
                                   Boston, MA

                               Counsel
                                   Kirkpatrick & Lockhart LLP
                                   Washington, DC

                               Independent Auditors
                                   Ernst & Young LLP
                                   Philadelphia, PA


    This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                    ----------------------------------------
                                100 Light Street
                               Baltimore, MD 21202
                                  888-425-6432